Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2022, by and among SilverBow Resources, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereof (each, an “Initial Holder,” collectively the “Initial Holders,” and, together with the Company, the “Parties”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement (defined below).

WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of Stock Consideration pursuant to the terms and conditions of the Purchase and Sale Agreement, dated as of April 13, 2022 (the “Purchase Agreement”), by and among the Company, SilverBow Resources Operating, LLC, a Texas limited liability company, Sundance Energy Inc., a Colorado corporation, Armadillo E&P, Inc., a Delaware corporation and SEA Eagle Ford, LLC, a Texas limited liability company; and

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders (defined below) pursuant to the terms and conditions of the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405 promulgated under the Securities Act.

“Blackout Period” has the meaning set forth in Section 3(n).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Securities” means any equity interest of any class or series in the Company.

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a)(iii).

“Equity Percentage” means, for any Person, the percentage produced by dividing the number of shares of Common Stock owned by such Person by the total number of shares of Common Stock that are outstanding at such time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means (a) each Initial Holder and (b) any person who becomes a party to this Agreement pursuant to Section 8(e) as a Permitted Transferee. A Holder shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Holder Indemnified Person” has the meaning set forth in Section 6(a).

“Initial Holder” has the meaning set forth in the preamble.

“Initiating Holders” means the Holders delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Losses” has the meaning set forth in Section 6(a).

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

“Minimum Amount” has the meaning set forth in Section 2(b).

“Opt-Out Notice” has the meaning set forth in Section 2(e).

“Parties” has the meaning set forth in the preamble.

“Permitted Transferee” means (a) with respect to any Initial Holder, any of the direct or indirect partners, shareholders or members of such Initial Holder or any trust, family partnership or family limited liability company, the beneficiaries, partners or members of which are an Initial Holder and (b) any Affiliate of a Holder.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(d).

“Piggyback Registration” has the meaning set forth in Section 2(d).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means, collectively, (i) the Stock Consideration, (ii) any additional shares of Common Stock paid, issued or distributed in respect of any such shares by way of a stock dividend or distribution, or in connection with a combination of shares, and any security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that Registrable Securities shall not include: (i) any shares of Common Stock that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any shares of Common Stock that have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (iii) after the second anniversary of the Effective Date, any shares of Common Stock that may be sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) or pursuant to any other exemption from the registration requirements of the Securities Act without volume limitations or other restrictions; and (iv) any shares of Common Stock that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company in the form required to register the resale of the Registrable Securities under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” has the meaning set forth in Section 2(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holders.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) covering the Registrable Securities, as applicable, for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission), including without limitation any such Registration Statement filed pursuant to Section 2(a), and all amendments and supplements to such Shelf Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Stock Consideration” has the meaning given to such term in the Purchase Agreement.

“Suspension Period” has the meaning set forth in Section 8(b).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an underwritten offering of Common Stock for cash (whether a Requested Underwritten Offering or in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales).

“Underwritten Offering Notice” has the meaning set forth in Section 2(c).

“WKSI” means a “well known seasoned issuer” as defined under Rule 405 under the Securities Act.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Shelf Registration

(i) Within five Business Days after the date hereof, the Company shall prepare and file a Registration Statement under the Securities Act to permit the public resale by the Holders of all Registrable Securities from time to time as permitted by Rule 415 under the Securities Act and subject to the terms and conditions specified in this Section 2(a). The Company shall use commercially reasonable efforts to cause any such Shelf Registration Statement to become or be declared effective as soon as practicable after the filing thereof, including by filing an Automatic Shelf Registration Statement that becomes effective upon filing with the Commission in accordance with Rule 462(e) under the Securities Act to the extent the Company is then a WKSI. Promptly following the Effective Date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(ii) The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement. The Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to the Holders, including providing for a distribution to, and resale by, the direct and indirect members, stockholders or partners of such Holder (each, a “Member Distribution”) and (ii) the Company shall, at the reasonable request of such Holder if seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Shelf Registration Statement, or revise such language if deemed reasonably necessary by such investor Holder to effect any such Member Distribution.

(iii) The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain continuously effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale by the Holders of all Registrable Securities as permitted by Rule 415 under the Securities Act and subject to the terms, conditions and restrictions of this Agreement, until the date on which all of the Registrable Securities have been sold (the “Effectiveness Period”).

(iv) At the time it becomes effective, (A) the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of any Prospectus contained in the Shelf Registration Statement, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements are made, not misleading.

(b) Demand Registration.

(i) To the extent the Registrable Securities are not included on a Registration Statement filed under Section 1(a) above, any Holder or group of Holders shall have the option and right, exercisable by delivering a written notice to the Company (a “Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to a Shelf Registration

Statement pursuant to Rule 415 (a “Demand Registration”); provided, however, that in no event shall any eligible Holder be entitled to exercise more than two Demand Registrations for its Registrable Securities. The Demand Notice must set forth the name and address of the Initiating Holders, the number of Registrable Securities that the Initiating Holders intend to include in such Demand Registration and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate a Demand Registration for Registrable Securities representing an Equity Percentage of less than 5% (the “Minimum Amount”).

(ii) Within five Business Days of the receipt of the Demand Notice, the Company shall, subject to the limitations of this Section 2(b), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover all of the Registrable Securities to be included in the Demand Registration. The Company shall use commercially reasonable best efforts to cause such Registration Statement to be declared and remain effective under the Securities Act during the Effectiveness Period.

(iii) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect (A) a Demand Registration within 180 days of the closing of any Underwritten Offering or such longer period of time as may be set forth in the underwriters’ lock-up agreement for the Underwritten Offering (provided such Underwritten Offering is completed), (B) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Holder providing such Demand Notice shall have become effective under the Securities Act and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice or (C) more than one Demand Registration or Underwritten Offering every 180 days. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(b)(iii) if the Registration Statement relating thereto does not become effective or is not maintained effective for the period required pursuant to Section 2(b)(ii), in which case the Initiating Holders shall be entitled to an additional Demand Registration in lieu thereof.

(iv) An Initiating Holder and any other Holder that has requested its Registrable Securities be included in a Demand Registration may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon delivery of a notice by the Initiating Holders to the effect that the Initiating Holders are withdrawing all or an amount such that the remaining amount is below the Minimum Amount of their Registrable Securities to be included in a Demand Registration, the Company may, at its option, cease all efforts to secure effectiveness of the applicable Registration Statement. Such registration shall be deemed a Demand Registration unless (i) each Initiating Holder shall have paid or reimbursed the Company for its pro rata share of all commercially reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration of such Registrable Securities (based on the number of securities such Initiating Holder sought to register, as compared to the total number of securities included in such Demand Registration) or (ii) the withdrawal is made (A) following the occurrence of a Material Adverse Change or (B) because the registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential.

(v) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement. The Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to the Holders. In the event the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as soon as reasonably practicable as may be necessary in order to enable such offering to take place.

(vi) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(b), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such states as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be commercially reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(vii) In the event a Holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless the Company has received written consent therefor from stockholders for whom securities have been registered on (but not yet sold under) such Registration Statement, other than such Holder, Affiliates of such Holder or transferees of such Holder and the Company receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Registration Statement, with all information reasonably requested by the Company.

(c) Requested Underwritten Offering.

(i) Any Holder or group of Holders for whom Registrable Securities have been included in a Shelf Registration Statement covering such Registrable Securities, or any Holder or group of Holders effectuating a Demand Registration pursuant to the terms of Section 2(b), shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to an effective Registration Statement covering such Registrable Securities (or pursuant to an effective Automatic Shelf Registration Statement) (a “Requested Underwritten Offering”); provided, however, that that in no event shall (A) any Holder or group of affiliated Holders be entitled to exercise a Requested Underwritten Offering for its Registrable Securities unless it reasonably expects the proceeds from the sale of Registrable Securities in any such Underwritten Offering (before the deduction of underwriting discounts) to exceed $20 million in the aggregate, (B) any Holder or group of affiliated Holders be entitled to exercise more than three Requested Underwritten Offerings for its Registrable Securities and (C) the Company be required to effect more than one Underwritten Offering or Demand Registration every 180 days (provided, that any such 180 day period shall not be extended due to the existing of any lock-up agreement for a longer period (other than any such lock-up restricting the Company’s ability to effect an Unwritten Offering for any such longer period), notwithstanding anything to the contrary in Section 2(b)(iii)). The managing underwriter or managing underwriters of a Requested Underwritten Offering shall be designated by the Initiating Holders (provided, however, that the designated managing underwriter or managing underwriters shall be reasonably acceptable to the Company). Any Requested Underwritten Offering shall constitute a Demand Registration of the Initiating Holders for purposes of Section 2(b)(iii), unless an Underwritten Offering Notice relating to a Demand Registration is delivered to the Company concurrent with a related Demand Notice.

(ii) If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities (or, in the case of a Demand Registration not being underwritten, the Initiating Holders), advise the Company that, in its or their opinion, the number of securities requested to be included in such Underwritten Offering or Demand Registration, as applicable, exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be allocated, (A) first, to the Holders (including any Initiating Holders) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by such Holders; (B) second, and only if all the securities referred to in clause (A) have been included in such registration, to the Company up to the number of securities that the Company proposes to include in such registration that, in the opinion of the managing underwriter or underwriters (or the Initiating Holders, as the case may be) can be sold without having such adverse effect and (C) third, and only if all of the securities referred to in clause (B) have been included in such registration, up to the number of securities that in the opinion of the managing underwriter or underwriters (or the Initiating Holders, as the case may be), can be sold without having such adverse effect.

(d) Piggyback Registration.

(i) If the Company shall at any time propose to conduct an Underwritten Offering, the Company shall promptly notify the Holders of such proposal reasonably in advance of (and in any event at least five Business Days before) the commencement of the offering, which notice will set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the Registration Statement and the number of shares of Common Stock that are proposed to be registered (the “Piggyback Notice”); provided, however, notwithstanding any other provision of this Agreement, if the managing underwriter or managing underwriters of an Underwritten Offering other than a Requested Underwritten Offering advise the Company that in their reasonable opinion that the inclusion of any of the Holder’s Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such Underwritten Offering, the Company shall have no obligation to provide a Piggyback Notice to the Holder and the Holder shall have no right to include any Registrable Securities in such Underwritten Offering (and any related registration, if applicable). The Piggyback Notice shall offer the Holders the opportunity to include for registration in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request (a “Piggyback Registration”); provided, however, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement of the Company other than an Automatic Shelf Registration Statement, only Registrable Securities of the Holders which are subject to an effective Shelf Registration Statement may be included in such Piggyback Registration. The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein within three Business Days after sending the Piggyback Notice. If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holder who has requested its Registrable Securities be included in such offering following a Piggyback Notice that, in their commercially reasonable opinion, the inclusion of all of the Holder’s Registrable Securities requested for inclusion in the subject Registration Statement (and any other Common Stock proposed to be included in such offering) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such offering by the Company, the Company shall include in such Underwritten Offering only that number of shares of Common Stock proposed to be included in such Underwritten Offering that, in the commercially reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows: (A) first, (1) in the case of a Requested Underwritten Offering, to the Holders that have requested to participate in such Requested Underwritten Offering based on the number of Registrable Securities such Holders are entitled to include in such Requested Underwritten Offering and, if there remains availability for additional shares of Common Stock to be included in such registration, to the Company, or (2) in the case of any other Underwritten Offerings, to the Company, (B) if there remains availability for additional shares of Common Stock to be included in such registration, second pro-rata among all Holders desiring to register Registrable Securities based on the number of Registrable Securities such Holder is entitled to include in such registration and, if applicable, to any other Holders on whose behalf the Company filed such Registration Statement and (C) if there remains availability for additional shares of Common Stock to be included in such registration, third pro-rata among all other Holders of Common Stock who may be seeking to register such Common Stock based on the number of Common Stock such Holder is entitled to include in such registration. If a Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(d) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

(iv) A Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(v) No registration of Registrable Securities effected pursuant to a request under this Section 2(d) be deemed to have been effected pursuant to Section 2(b) or shall relieve the Company of its obligations under Section 2(b).

(e) Opt-Out Notices.

(i) Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any Underwritten Offering or the withdrawal of any Underwritten Offering or any event that would lead to a Suspension Period as contemplated by Section 3(e) and Section 3(n); provided, however, that such Holder may later revoke any such Opt-Out Notice in writing; provided, further, that if the Company has provided a Demand Notice or a Piggyback Notice at the time a Holder revokes its Opt-Out Notice, such revocation shall not extend any applicable response period. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2(b), Section 2(c) or Section 2(d), as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use, and if a notice of a Suspension Period was previously delivered (or would have been delivered but for the provisions of this Section 2(e)) and the Suspension Period remains in effect, the Company will so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Period, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Period immediately upon its availability.

3. Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and any Holder or group of Holders electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and the Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) Registration Statement Holder Comments.

In connection with any Registration Statement under this Agreement, the Company will, at least three Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to the Holders copies of all such documents prior to filing, or notice that such filing has been made and the document is available on EDGAR and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments relating to itself or its intended manner of distribution (only) as the Holders reasonably shall propose prior to the filing thereof.

(b) Piggyback Registration and Underwritten Offering Holder Comments.

In connection with a Piggyback Registration or a Requested Underwritten Offering, the Company will, at least three Business Days prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Holders and provide information with respect thereto), as applicable, (i) furnish to the Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Holders and provide information with respect thereto) prior to filing, or notice that such filing has been made and the document is available on EDGAR and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments relating to itself or its intended manner of distribution (only) as the Holders reasonably shall propose prior to the filing thereof.

(c) Maintain Effectiveness.

The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to a Holder as a selling stockholder but not any comments that would result in the disclosure to a Holder of material and non-public information concerning the Company.

(d) Compliance with Securities Laws.

The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) Notice.

The Company will notify any Holder that is included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which a Holder is included has been filed, or notice that such filing has been made and the document is available on EDGAR; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to a Holder that pertains to such Holder as a selling stockholder); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to a Holder as a seller of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the

Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) Avoidance of Stop Orders and Suspension of Qualification.

The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) Delivery of Registration Statement.

During the Effectiveness Period, the Company will furnish to the Holders, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by the Holders (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h) Delivery of Prospectus.

The Company will promptly deliver to the Holders, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as the Holders may reasonably request during the Effectiveness Period; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system. Subject to the terms of this Agreement, including Section 8(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) Certificates; Cooperation.

The legend on any Registrable Securities covered by this Agreement shall be removed if (i) such Registrable Securities are validly sold or distributed pursuant to an effective registration statement in accordance with the Plan of Distribution set forth therein, (ii) such Registrable Securities may be sold by the Holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act or (iii) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (i), (ii) or (iii) above, the Holder of such Registrable Securities has provided all necessary documentation and evidence as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable Securities covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 3(i) as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence), which may include, among other things, causing to be delivered an opinion of the Company’s counsel to the Company’s transfer agent in a form and substance reasonably satisfactory to the transfer agent. The Company shall bear all transfer agent fees and fees of the Company’s counsel associated with the removal of a legend pursuant to this Section 3(i). Additionally, in connection with any non-marketed, non-underwritten offering taking the form of a block trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or other disposition of Registrable Securities by any Holder, the Company agrees to use its commercially reasonable efforts to timely furnish any information or take any actions reasonably requested by the Holders in connection with such a block trade, including the delivery of customary comfort letters, customary legal opinions and customary underwriter due diligence, in each case subject to receipt by the Company, its auditors and legal counsel of representation and documentation by such Persons to permit the delivery of such comfort letter and legal opinions.

(j) Required Supplements and Amendments.

Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Duties of Holders.

With respect to Underwritten Offerings, (i) the right of a Holder to include its Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in the process and required delivery of information for such underwriting and the inclusion of such

Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) a Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell the Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) a Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with the Holders that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of independent petroleum engineers of the Company relating to the oil and gas reserves of the Company to be included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer. In the event a Holder seeks to complete an Underwritten Offering, for a commercially reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available upon commercially reasonable notice at the Company’s principal place of business or such other commercially reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected in accordance with this Section 3(k) such financial and other information and books and records of the Company, and cause the appropriate officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(l) Availability of Officers and Employees.

In connection with any Requested Underwritten Offering, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon commercially reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(m) Holder Provision of Information.

The Holders agree to furnish to the Company the information required to be contained in any Demand Notice and any other information regarding the Holders and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any prospectus or prospectus supplement relating to an Underwritten Offering, and if a Holder does not do so after prompt written request by the Company, then the Company will not be required to register any shares of Common Stock of such Holder in a Registration Statement.

(n) Suspension and Postponement.

Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days, (i) if the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company), (ii) if the Board determines such registration would render the Company unable to comply with applicable securities laws, (iii) if the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, (iv) upon issuance by the Commission of a stop order suspending the effectiveness of any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (v) if the Company elects at such time to offer Common Stock or other equity securities of the Company to (A) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (B) meet rating agency and other capital funding requirements, (vi) if the Company is pursuing a primary underwritten offering of Common Stock pursuant to a Registration Statement, or (vii) if any other material development would materially and adversely interfere with any such Demand Registration or Shelf Registration (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 90 days in any 12-month period.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders of Registerable Securities by this Agreement.

5. Registration Expenses. All expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering or Piggyback Registration (in each case, excluding any Selling Expenses) (“Registration Expenses”) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. Registration Expenses shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “blue sky” laws), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (each a “Holder Indemnified Person”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including commercially reasonable costs of preparation and commercially reasonable external counsel’s attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative (collectively, “Claims”), with which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that (i) any such Claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof, (ii) the Holder Indemnified Person continued to use a Registration Statement or Prospectus after the Company notified such Holder Indemnified Person to cease such use pursuant to Section 8(b) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or Prospectus pursuant to Section 3(j) but the Holder Indemnified Person continued to use the then outdated or uncorrected Registration Statement or Prospectus. The Company shall notify the applicable Holder promptly of the institution, threat or assertion of any Claim of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the applicable Holder or any indemnified party and shall survive the transfer of such securities by the applicable Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such Claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of a Holder in connection with such Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, the Holders, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e) or (i) through (vi) of Section 3(n), each Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until each Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 8(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 8(d) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	SilverBow Resources, Inc.
Attention: Chris Abundis
920 Memorial City Way, Suite 850
Houston, Texas 77024
Electronic mail: legal.notices@sbow.com;
chris.abundis@sbow.com

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP
811 Main St., Ste. 3000
Houston, Texas 77002
Attention: Hillary Holmes
Gerald Spedale
Email: HHolmes@gibsondunn.com
GSpedale@gibsondunn.com

If to the Holders:	Sundance Energy Inc.
1050 17th Street, Suite 700
Denver, Colorado 80265
Attention: General Counsel
Email: chumber@sundanceenergy.net

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
609 Main St., Suite 4700
Houston, TX 77002
Attention: Julian J. Seiguer, P.C.
Bryan D. Flannery
Email: julian.seiguer@kirkland.com
bryan.flannery@kirkland.com

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 8(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the registration rights of the Holders pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be transferred or assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by the Holders to one or more Permitted Transferees; provided (i) (x) such transfer or assignment is to an Affiliate of an Initial Holder or (y) the amount of Registrable Securities transferred or assigned shall represent an Equity Percentage of at least 5% and such transfer or assignment represents the transfer or assignment of all of the Holder’s Common Stock, (ii) the Company is, within a commercially reasonable time after such transfer, furnished with written notice of the name and address and, if applicable, the Affiliate status, of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (iii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination. The rights and obligations of the Company and of each Holder under this Agreement, other than those obligations contained in Section 6, shall terminate with respect to the Company and a Holder on the first date upon which such Holder no longer beneficially owns any Registrable Securities.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SILVERBOW RESOURCES, INC.

By:	/s/ Christopher M. Abundis
Name:	Christopher M. Abundis
Title:	Executive Vice President, Chief Financial Officer, General Counsel & Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

AMISSIMA DIVERSIFIED INCOME ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Amissima Assicurazioni Multi-Credit Strategy Fund, as a Lender

By: Apollo Management International, LLP, solely in its

capacity as Portfolio Manager and not in its

individual corporate capacity

By: AMI (Holdings), LLC, Its member

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO ATLAS (HOLDINGS) SPV, LLC,
By: Apollo Atlas Master Fund, LLC, its sole member By: Apollo Atlas Management, LLC, its investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO KINGS ALLEY CREDIT SPV, L.P.
By: Apollo Kings Alley Credit Advisors (DC), L.P., its general partner
By: Apollo Kings Alley Credit Advisors (DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO MOULTRIE CREDIT FUND, L.P.
By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.
By: Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ATCF SPV, L.P.
By: Apollo Tower Credit Advisors (DC), L.P., its general partner
By: Apollo Tower Credit Advisors (DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO UNION STREET SPV, L.P.
By: Apollo Union Street SPV Advisors, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

APOLLO TR OPPORTUNISTIC LTD.
By: Apollo Total Return Management LLC, its investment manager
By: Apollo Total Return Enhanced Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MPI (LONDON) LIMITED
By: Apollo TRF MP Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
Email: jglatt@apollo.com; dvogel@apollo.com; chwong@apollo.com; mlotito@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

TRANQUILIDADE MULTI CREDIT STRATEGY FUND
By: Apollo Management International LLP, solely in its capacity as Portfolio Manager and not in its individual corporate capacity
By: AMI (Holdings), LLC, its member

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice:
Tranquilidade Diversified Income ICAV c/o Apollo
Management International LLP 25 St. George Street
London W1S 1FS
Attn: Sundip Kalley
Email: skalley@apollo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MORGAN STANLEY CAPITAL GROUP INC.
A Delaware corporation

By:	/s/ Parker Corbin
Name:	Parker Corbin
Title:	Chairman, President, CEO

Notice:
1585 Broadway, 24th Floor
New York, NY 10036
Attention: David Lazarus
Email: David.Lazarus@morganstanley.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

AG ENERGY FUNDING, LLC
A Delaware Limited Liability Company
By: Angelo, Cordon & Co., L.P., its manager

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

Notice: 245 Park Avenue, 24th Floor
New York, NY 10167
Attention:	Chad Hanover
Email:notices.AGEnergyFundingLLC@virtusllc.com ;
AGEnergyAcctOps@angelogordon.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ARES CAPITAL CORPORATION
A Maryland Corporation

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Notice:
245 Park Avenue, 44th Floor
New York, NY 10167
Attention: General Counsel
Email: arccgeneralcounsel@aresmgmt.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

CION ARES DIVERSIFIED CREDIT FUND
A Delaware Corporation

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Notice:
245 Park Avenue, 44th Floor
New York, NY 10167
Attention: General Counsel
Email: arccgeneralcounsel@aresmgmt.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ARES CREDIT STRATEGIES INSURANCE
DEDICATED FUND SERIES INTERESTS OF THE
SALI MULTI-SERIES FUND, L.P. (IDF),
Ares Credit Strategies Insurance Dedicated Fund Series
Interests of the SALI Multi-Series Fund, L.P.
By: Ares Management LLC, its investment subadvisor
By Ares Capital Management LLC, as subadvisor

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Notice:
245 Park Avenue, 44th Floor
New York, NY 10167
Attention: General Counsel
Email: arccgeneralcounsel@aresmgmt.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

DIVERSIFIED LOAN FUND – PRIVATE DEBT S.À
R.L.
A Luxembourg Investment Fund
By: Ares Capital Management LLC, its investment manager

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Notice:
245 Park Avenue, 44th Floor
New York, NY 10167
Attention: General Counsel
Email: arccgeneralcounsel@aresmgmt.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ARES DIRECT FINANCE I LP
A Delaware Limited Partnership
By: Ares Capital Management LLC, its investment manager

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Notice:
245 Park Avenue, 44th Floor
New York, NY 10167
Attention: General Counsel
Email: arccgeneralcounsel@aresmgmt.com

[Signature Page to Registration Rights Agreement]